UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 30, 2007 (July 30, 2007)

BOSTON COMMUNICATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Middlesex Turnpike

Bedford, MA 01730

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 904-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2007, Boston Communications Group, Inc. (the “Company”) filed a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the Company’s previously announced transaction with Megasoft Limited (“Parent”) and the commencement of the tender offer for the Company’s common stock pursuant to the Agreement and Plan of Merger, dated July 11, 2007, by and among Parent, Tea Party Acquisition Corp. and the Company.

The Company provided to Parent and included in Item 8 of the Schedule 14D-9 certain preliminary unaudited historical consolidated financial statements, including preliminary revised financial statements with respect to certain historical periods. This information is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Excerpt from Solicitation/Recommendation Statement on Schedule 14D-9 as filed with the Securities and Exchange Commission on July 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2007	BOSTON COMMUNICATIONS GROUP, INC.

	By:	/s/ Joseph Mullaney

Joseph Mullaney
Acting Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Excerpt from Solicitation/Recommendation Statement on Schedule 14D-9 as filed with the Securities and Exchange Commission on July 30, 2007.